                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(c)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                           OSAGE SYSTEMS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth in the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            OSAGE SYSTEMS GROUP, INC.
                       1661 EAST CAMELBACK ROAD, SUITE 245
                             PHOENIX, ARIZONA 85016

                                                                  April 28, 1999
Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Osage Systems Group, Inc. (the "Company") which will be held at Embassy Suites, 2630 East Camelback Road, Phoenix, Arizona on Wednesday, June 9, 1999 at 10:00 A.M. Mountain Time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

         At the Meeting, stockholders will be asked:

         (1) to elect two (2) directors to serve until the end of their respective terms or until their successors are elected and qualified;

         (2) to approve an amendment to the Amended and Restated 1993 Stock Option Plan to increase the number of shares of the Company's Common Stock available for issuance pursuant to grants thereunder from two million (2,000,000) shares to five million (5,000,000) shares;

         (3) to approve the adoption of the 1999 Employee Stock Purchase Plan;

         (4) to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1999; and

         (5) to consider such other matters as may be properly brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

         These matters are discussed in greater detail in the accompanying Proxy Statement.

         Your Board of Directors recommends a vote FOR the election of directors nominated, FOR the approval of the amendment of the Amended and Restated 1993 Stock Option Plan, FOR the approval of the 1999 Employee Stock Purchase Plan and FOR the ratification of Deloitte & Touche LLP as the Company's independent auditors.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         A copy of the Annual Report for the year ended December 31, 1998 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

We wish to thank our stockholders for their loyal support of the Company and their participation in this process.


                                       Sincerely,

                                       /s/ Jack R. Leadbeater
                                       ------------------------------
                                       Jack R. Leadbeater
                                       Chairman of the Board
                                       and Chief Executive Officer

                            OSAGE SYSTEMS GROUP, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 9, 1999

                                                                  April 28, 1999

To the Stockholders of Osage Systems Group, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Osage Systems Group, Inc. (the "Company") will be held at Embassy Suites, 2630 East Camelback Road, Phoenix, Arizona on Wednesday, June 9, 1999, at 10:00 A.M. Mountain Time, for the following purposes:

         (1) to elect two (2) directors to serve until the end of their respective terms or until their successors are elected and qualified;

         (2) to approve an amendment to the Amended and Restated 1993 Stock Option Plan to increase the number of shares of the Company's Common Stock available for issuance pursuant to grants thereunder from two million (2,000,000) shares to five million (5,000,000) shares;

         (3) to approve the 1999 Employee Stock Purchase Plan;

         (4) to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 1999; and

         (5) to transact such other business as may properly be brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

         A copy of the Annual Report for the year ended December 31, 1998 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         Only stockholders of record as of the close of business on April 19, 1999 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

         All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                        By Order of the Board of Directors,


                                        /s/ Jack R. Leadbeater
                                        ---------------------------------
                                        Jack R. Leadbeater
                                        Chairman of the Board and
                                        Chief Executive Officer

Phoenix, Arizona

                             YOUR VOTE IS IMPORTANT
                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                   RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                            OSAGE SYSTEMS GROUP, INC.
                       1661 EAST CAMELBACK ROAD, SUITE 245
                             PHOENIX, ARIZONA 85016

                                 PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Directors of Osage Systems Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at Embassy Suites, 2630 East Camelback Road, Phoenix, Arizona on Wednesday, June 9, 1999 at 10:00 A.M. Mountain Time, and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials were mailed on or about April 28, 1999 to all stockholders entitled to vote at the Meeting.

RECORD DATE AND SHARE OWNERSHIP

         Stockholders of record at the close of business on April 19, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting, and at any adjournment(s) or postponement(s) thereof. At the Record Date, 9,465,643 shares of the Company's common stock, $0.01 par value per share ("Common Stock") were issued, outstanding and entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. The 2,000 outstanding shares of the Company's Series E Convertible Preferred Stock, $0.01 par value per share ("Series E Shares"), are entitled to notice of the Meeting. The Series E Shares are nonvoting securities of the Company.

REVOCABILITY OF PROXIES

         The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Secretary of the Company either: (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

ANNUAL REPORT

         A copy of the Company's Annual Report for the year ended December 31, 1998 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         The mailing address of the Company's executive office is 1661 East Camelback Road, Suite 245, Phoenix, Arizona 85016.

QUORUM AND VOTING REQUIREMENTS; SOLICITATION

         As of the Record Date for the Meeting, there were 9,465,643 shares of Common Stock outstanding. The presence at the Meeting, in person or by a proxy relating to any matter to be acted upon at the Meeting, of a majority of the outstanding shares, or 4,827,477 shares, is necessary to constitute a quorum for the Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters, except as noted below. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the Meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum.

         Although there are no controlling precedents under Delaware law regarding the treatment of broker non-votes in certain circumstances, the Company intends to apply the principles set forth below. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions and such shares cannot otherwise be voted in accordance with applicable New York Stock Exchange regulations.

         Other than for the election of directors, the vote required to approve a proposal is the affirmative vote of the majority of the shares of Common Stock present in person or by proxy at the Meeting. Abstentions and broker non-votes have the effect of negative votes with respect to the approval of the amendment to the Amended and Restated 1993 Stock Option Plan, the approval of the 1999 Employee Stock Purchase Plan and the approval of auditors. Nominees receiving a plurality of the votes cast will be elected as directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

         Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the proxy on all other matters presented to the Meeting. For the reasons set forth in more detail in the Proxy Statement, the Board of Directors recommends a vote FOR the election of directors nominated herein, FOR the amendment to the Amended and Restated 1993 Stock Option Plan increasing the number of shares of Common Stock issuable pursuant to grants thereunder, FOR the approval of the 1999 Employee Stock Purchase Plan and FOR the ratification of Deloitte & Touche LLP as the Company's independent auditors.

         The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES FOR CONSIDERATION AT THE MEETING

         The Bylaws and Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation") provide that the number of directors of the Company shall be fixed from time to time by the affirmative vote of a majority of the directors then in office. The Board of Directors is divided into three classes of staggered terms. Currently, the Board of Directors consists of six
(6) directors, of whom two are serving a term expiring at the Meeting, two are serving a term expiring at the 2000 Annual Meeting and two are serving a term expiring at the 2001 Annual Meeting or, in each case, until their successors are duly elected and qualified.

         The Company has been advised that Andrew Panzo, who is serving a term on the Board of Directors expiring at the Meeting, has declined to stand for re-election. Accordingly, Mark H. Weiss has been nominated by the Board of Directors to serve as a director of the Company in the class in which Mr. Panzo currently serves.

         The two persons listed below have been nominated by the Board of Directors to serve as directors of the Company for a three year term until the 2002 Annual Meeting or until their successors are duly elected and qualified.

         Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominees named below to serve as directors until the end of their respective terms or until their respective successors are elected and qualified. The Company is not aware of any reason that any nominee will be unable to serve or will decline to serve as a director. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as shall be nominated by the Board of Directors. Vacancies on the Board of Directors may be filled by the Board of Directors and any director chosen to fill a vacancy would hold office until the next election of the class for which such director had been chosen or until his successor is duly elected and qualified.

         The following table sets forth certain information with respect to each of the nominees for director and their current positions with the Company.

                                    CLASS III

         Directors Whose Terms                                                              Year in Which
          Expires at the 1999                                                               Service as a
            Annual Meeting                       Principal Occupation                      Director Began
            --------------                       --------------------                      --------------
George Knight, 58                        Independent Contractor and Consultant                  1998

Mark H. Weiss, Esquire, 34               Attorney-at-law                                         --

GEORGE KNIGHT

Mr. Knight became a member of the Board of Directors during November 1998. Mr. Knight retired from IBM in 1995 after a 29 year career in sales and management. He held several positions in Northwest Arkansas, St. Louis, and Little Rock. Most recently, Mr. Knight was the owner of a insurance agency that was sold in 1997. Mr. Knight also serves as an independent contractor and consultant, having performed work for companies such as IBM, Acxiom, Inc. and Dillards Department Stores. He is a graduate of the University of Arkansas with a degree in Civil Engineering.

MARK H. WEISS

Mr. Weiss is an attorney with the firm Harry M. Weiss & Associates, P.C. in Scottsdale, Arizona, where he has practiced corporate and intellectual property law since 1991. He obtained a bachelors of arts degree from Pepperdine University and a juris doctor degree from Arizona State University. The Company retained Harry M. Weiss & Associates, P.C. to provide limited legal services during 1998.

BOARD AND COMMITTEE MEETINGS

         During the year ended December 31, 1998, the Board of Directors met twice and all the directors were present (in person or telephonically) at that meeting. Additionally, the Board of Directors took action by unanimous written consent on twenty-four (24) occasions.

         During the year ended December 31, 1998, the Board of Directors established an Audit Committee and a Compensation Committee. The Audit Committee is responsible for reviewing the Company's financial and accounting practices and making recommendations concerning the engagement of its independent auditors. The members of the Audit Committee are George Knight and Andrew Panzo. Mr. Weiss, should he be elected, will replace Mr. Panzo on the Audit Committee. The Compensation Committee is responsible for determining the compensation of the officers and employees of the Company and administering the Company's stock option plans. The members of the Compensation Committee are Jack R. Leadbeater, David S. Olson, and John Iorillo.

DIRECTOR'S COMPENSATION

         Currently, the Company has no policy with respect to the granting of fees to directors in connection with their service to the Company. However, the Company may reimburse directors for their cost of travel and lodging to attend meetings of the Board of Directors or committees thereof.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary of the compensation paid or accrued for the fiscal years ended December 31, 1998, 1997 and 1996 by the Company to or for the benefit of the named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION
                                                                   -----------------------------------------------------
                                                                                AWARDS                         PAYOUTS
                                    ANNUAL COMPENSATION            -----------------------------            ------------
                                ----------------------------
                                                                      RESTRICTED        OPTIONS/             ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     SALARY       BONUS       STOCK AWARD(S)($)     SARS(#)            COMPENSATION
---------------------------      ----     ------       -----       -----------------     -------            ------------
JACK R. LEADBEATER              1998      $200,000    $70,000             --             664,000(1)          $26,295(2)
Chairman of the Board and       1997      $261,463        -0-         19,057(3)              -0-
Chief Executive Officer         1996      $236,335        N/A            N/A                 -0-

DAVID S. OLSON                  1998      $200,000    $70,000             --            664,000(1)           $18,052(4)
Director and President and      1997       $89,967   $261,463            -0-             19,057(3)               -0-
Former Chief Operating          1996       $64,417   $236,335            N/A                N/A                  -0-
Officer

PHIL CARTER                     1998      $75,000(5)       --             --            510,000(6)               --
Director and Chief Operating    1997          N/A         N/A            N/A                N/A                 N/A
Officer                         1996          N/A         N/A            N/A                N/A                 N/A

JOHN IORILLO                    1998      $87,500(7)  $77,500             --            150,000(8)            $2,586(9)
Director and Chief Financial    1997          N/A         N/A            N/A                N/A                  -0-
Officer                         1996          N/A         N/A            N/A                N/A                  -0-


MICHAEL G. GLYNN                1998     $200,000(10)      --            -0-                -0-              $13,200(11)
Former Director and             1997           --          --       100,000(12)        100,000(13)               -0-
Executive Vice President        1996          N/A         N/A           N/A                N/A                   N/A


----------------------------

(1) Reflects options to purchase 664,000 shares of Common Stock (the "New Options") issued in exchange for the surrender of options to purchase 332,000 shares of Common Stock (the "Merger Options") previously granted on December 22, 1997 as part of the December 22, 1997 merger between the Company and Osage Computer Group, Inc. (the "Merger "). The New Options have an exercise price of $4.50 per share, while the Merger Options had an exercise price of $3.00 per share. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(2) Includes $12,795 in interest income from a loan made to the Company in 1998, and $13,500 in car payments. With respect to the loan, see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(3) Reflects options to purchase 19,057 shares of Common Stock granted immediately following the Merger.

(4) Includes $4,552 in interest income from a loan made to the Company in 1998, and $13,500 in car payments. With respect to the loan, see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(5) Reflects Mr. Carter's compensation during the six month period commencing July 1, 1998, the date on which Mr. Carter was employed by Osage, based on an annual salary of $150,000.

(6) Reflects options to purchase 510,000 shares of Common Stock granted in conjunction with the commencement of employment. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(7) Reflects Mr. Iorillo's compensation during 1998 commencing February 16, 1998, the date on which Mr. Iorillo was employed by Osage, based on an annual salary of $100,000.

(8) Includes options to purchase 100,000 shares of Common Stock granted in conjunction with the commencement of employment. Also includes options to purchase 50,000 shares of Common Stock granted during June 1998.

(9) Includes $2,396 in interest income from a loan made to the Company in 1998, and $190 in premium payments for a life insurance policy. With respect to the loan, see "CERTAIN RELATIONSHIPS AND RELATED

         TRANSACTIONS."

(10)     Mr. Glynn is a former director and officer of the Company.

(11)     Represents $13,200 in car payments.

(12) Includes 100,000 shares of Common Stock granted to Mr. Glynn in conjunction with his employment.

(13) Pursuant to the terms of his employment agreement, Mr. Glynn was granted options to purchase 100,000 shares of Common Stock; however, these options did not vest due to the Company's failure to achieve certain performance criteria and have since expired.

EMPLOYMENT ARRANGEMENTS

         The Company has employment agreements with each of Messrs. Leadbeater, Olson and Iorillo. Each of Messrs. Leadbeater and Olson have an annual salary of $200,000, plus annual and interim bonuses which may be awarded at the discretion of the Board of Directors. The agreement with Mr. Iorillo provides for an annual salary of $100,000, plus annual and interim bonuses which may be awarded at the discretion of the Board of Directors. Each of Messrs. Leadbeater and Olson are employed for an initial term of three years, commencing December 1997 with successive year-to-year renewals in the event that neither they nor the Company elect to terminate the agreement after the initial term. Mr. Iorillo is employed for an initial term of one year commencing February 1998, with successive year-to-year renewals in the event that the agreement is not earlier terminated. Mr. Iorillo was granted options to purchase 100,000 shares of the Common Stock of the Company in connection with his employment with the Company. The employment agreements of Messrs. Leadbeater, Olson and Iorillo contain non-competition and non-solicitation provisions which survive their actual employment for a term of one year.

         The Company has an employment letter of understanding with Mr. Carter, which provides for an annual salary of $150,000 and, provided the Company obtains operating income equal to or in excess of 7% of net sales in a given year, a bonus equal to 5% of the Company's pre-tax income, which bonus may not exceed $150,000 per year. In addition, in the event that Mr. Carter remains employed by the Company for a period of twelve months and in the event that the Company is sold during the term of his employment, Mr. Carter is entitled to receive a bonus equal to 1% of the acquisition price, provided however, that such bonus shall not exceed $5,000,000 for a sale in 1999, $7,000,000 for a sale in 2000 and $10,000,000 for a sale in 2001. Mr. Carter is employed for an initial term of three years, commencing July 1, 1998. In conjunction with his employment by the Company, Mr. Carter was granted options to purchase 510,000 shares of Common Stock of the Company. See "SUMMARY COMPENSATION TABLE."

CHANGE IN CONTROL ARRANGEMENTS

         Effective July, 1998, the Company entered into a Termination Benefits Agreement with each of Messrs. Leadbeater and Olson, and effective December, 1998, with Mr. Iorillo (collectively, the "Benefits Agreements"). Pursuant to the Benefits Agreements, following a "Change in Control" (as fully defined therein), the remaining term of employment for each of Messrs. Leadbeater, Olson and Iorillo shall be extended for three (3) years (the "Extended Term"). If during the Extended Term the employment of Messrs. Leadbeater, Olson or Iorillo is terminated thereafter by the Company other than for cause, or by Messrs. Leadbeater, Olson or Iorillo for "good reason" (including, among other things, a reduction in salary, material reduction in benefits, change in title, reporting responsibilities or office location requiring a material relocation), the Company is obligated to pay the terminated individual a lump sum equal to his respective salary and bonus for the remainder of the Extended Term. In addition, any unvested options held by the terminated employee shall fully vest; the Company shall continue to pay or make available to the terminated employee for a period of two years thereafter all benefits provided by or through the Company, and the Company shall be obligated to pay the amount of any excise tax associated with the benefits provided under the Benefits Agreement. If such a termination had taken place as of December 31, 1998, Messrs. Leadbeater, Olson and Iorillo would have been entitled to cash payments (exclusive of benefits) of approximately $1,150,000, $1,150,000 and $334,000, respectively (representing salary and excise tax payments).

STOCK OPTIONS

         The Company's Amended and Restated 1993 Stock Option Plan (the "1993 Option Plan") covers 2,000,000 shares of the Company's Common Stock. Under its terms, officers, directors, key employees and consultants of the Company are eligible to receive incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as well as non-qualified stock options. The 1993 Option Plan is administered by the Board of Directors or a committee designated by the Board of Directors. Incentive stock options, as well as non-qualified stock options, granted under the 1993 Option Plan are exercisable for a period of up to 10 years from the date of grant and at an exercise price that is not less than the fair market value of the Common Stock on the date of the grant. The term of an incentive stock option granted under the 1993 Option Plan to a stockholder owning more than 10% of the outstanding Common Stock may not exceed five years and the exercise price of an incentive stock option granted to such stockholder may not be less than 110% of the fair market value of the Common Stock on the date of the grant. As of April 21, 1999, options to purchase 993,368 shares of the Company's Common Stock were outstanding under the 1993 Option Plan.

         In addition to the options covered by the 1993 Option Plan, the Company has also issued options to purchase 1,600,000 shares of the Company's Common Stock to the former shareholders of Osage Computer Group, Inc. in exchange for the surrender by such shareholders of options to purchase 800,000 shares of its Common Stock previously granted on December 22, 1997 in connection with the Company's acquisition of Osage Computer Group, Inc. These options vested upon grant, are subject to an exercise price of $4.50 and expire if not exercised by December 19, 2003. The options they replace were subject to an exercise price of $3.00 per share, vested based upon the Company achieving certain operating results and expired on December 19, 2003.

         During 1998, options to purchase an additional 698,114 shares were issued to certain directors and officers at exercise prices between $3.00 to $4.50. These include options to purchase 510,000 shares of the Company's Common Stock granted to Phil Carter upon his employment by the Company effective as of June 10, 1998. These options have an exercise price of $4.50 per share and vest periodically provided Mr. Carter remains employed by the Company through December 31, 2000. These also include options to purchase 100,000 shares of the Company's Common Stock granted to John Iorillo during February 1998 at an exercise price of $5.00 per share. On June 10, 1998, the Company agreed to amend these options to: (i) eliminate delayed vesting provisions; and (ii) reduce the exercise price of these options to $4.50 per share, and at the same time, granted Mr. Iorillo additional options to purchase 50,000 shares of the Company's Common Stock through December 19, 2003 at an exercise price of $4.50 per share.

         On December 4, 1998, the Company entered into an Investment Banking Agreement with American Maple Leaf Financial Corp. ("AMLF") for financial advisory and acquisition services.

Andrew Panzo, a director of the Company, is also the Managing Director of AMLF. In consideration for such services, the Company granted AMLF a warrant to purchase 50,000 shares of common stock at an exercise price of $4.75 per share. 25,000 of the warrants vested on December 4, 1998, and 25,000 warrants vested on March 4, 1999. The warrants expire on December 4, 2000. Pursuant to the terms of the Investment Banking Agreement, the Company further agreed to pay AMLF a monthly fee and additional compensation in the form of cash or warrants in the event that the Company consummates certain financing transactions or acquisitions with third parties introduced to it by AMLF.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                    Individual Grants
                           -------------------------------------
                              Number of         % of Total
                             Securities        Options/SARs       Exercise
                             Underlying         Granted to           or
                             Option/SARs       Employees in      Base Price         Expiration
Name                        Granted(#)(1)       Fiscal Year        ($/Sh)              Date
----                        -------------       -----------        ------              ----
Jack R. Leadbeater             664,000             24.2%            $4.50        December 19, 2003
David S. Olson                 664,000             24.2%            $4.50        December 19, 2003
Phil Carter                    510,000             18.6%            $4.50          June 10, 2003
John Iorillo                   150,000             5.5%             $4.50        December 19, 2003


------------------------

               OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES


                                                                  Number of Securities
                                                                       Underlying
                                                                       Unexercised            Value of Unexercised
                                                                      Options/SARs         In-the-Money Options/SARs
                                                                      at FY-End (#)                  at
                               Shares                                    Shares                   FY-End ($)
                            Acquired on                               Exercisable/              Exercisable/
Name                        Exercise(#)      Value Realized ($)       Unexercisable            Unexercisable(1)
----                        -----------      ------------------       -------------            -------------
Jack R. Leadbeater              -0-                 -0-           (E) 683,057/(U)0         (E)$797,025/(U)$0

Phil Carter                     -0-                 -0-           (E)150,000/              (E)$168,750/(U)$405,000
                                                                  (U)360,000

David S. Olson                  -0-                 -0-           (E)683,057/(U)0          (E)$797,025/(U)$0

John Iorillo                    -0-                 -0-           (E)150,000/(U)0          (E)$168,750/(U)$0

Michael G. Glynn                -0-                 -0-           (E)0/(U)0                (E)$0/(U)$0

------------------------
(1) Based upon $5.625, the high bid price (per share) of the Company's Common Stock on the last reported trading date during the year ended December 31, 1998 as reported on the American Stock Exchange.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth, as of April 19, 1999, information with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and

Exchange Commission, has reason to believe may be deemed the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock. Also set forth in the table is the beneficial ownership of all shares of the Company's outstanding stock, as of such date, of all officers and directors, individually and as a group.


                                                                                       Shares Owned     Percentage of
                                                                                     Beneficially and    Outstanding
Name and Address                                                                      of Record (1)        Shares
----------------                                                                     ----------------   -------------
Jack R. Leadbeater..........................................................         1,347,157(2)           13.3%
1661 East Camelback Road, Suite 245
Phoenix, AZ 85016

David S. Olson..............................................................         1,347,157(2)           13.3%
1661 East Camelback Road, Suite 245
Phoenix, AZ 85016

Phil Carter.................................................................           153,200(3)            1.6%
1661 East Camelback Road, Suite 245
Phoenix, AZ 85016

John Iorillo................................................................           150,100(4)            1.6%
1661 East Camelback Road, Suite 245
Phoenix, AZ 85016

George Knight...............................................................               3,000              (*)
1706 Alton Drive
Fayetteville, AR 72701

Andrew P. Panzo.............................................................            50,000(5)             (*)
2 Penn Center Plaza, Suite 605
Philadelphia, PA  19102

Mark H. Weiss...............................................................             3,500(6)             (*)
4204 N. Brown Avenue
Scottsdale, AZ  85251

Lancer Offshore, Inc........................................................           820,000(7)            8.7%
Kaya Flamboyan 9
Curacao, Netherland Antilles

Lancer Partners, LP ........................................................           470,000(7)            4.9%
375 Park Avenue, Ste. 2006
New York, NY 10152

Michael Lauer...............................................................         1,500,000(8)           15.9%
375 Park Avenue, Suite 2006
New York, NY  10152

All Directors and Officers as a group (6 persons)(9)                                   3,050,614            27.5%


---------------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Securities Exchange Act of 1934, and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options, or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 9,465,643 shares of Common Stock outstanding as of April 19, 1999.

(2) Includes 664,100 shares of Common Stock and 683,057 shares issuable upon the exercise of vested stock options.

(3) Includes 3,200 shares of Common Stock and 150,000 shares issuable upon the exercises of vested stock options. Does not include options to purchase 360,000 shares of Common Stock which have not yet vested.

(4) Includes 100 shares of Common Stock and 150,000 shares issuable upon the exercise of vested stock options.

(5) Reflects the indirect ownership of options to purchase 50,000 shares of the Company's Common Stock owned by American Maple Leaf Financial Corporation. Mr. Panzo is an officer and director of American Maple Leaf Financial Corporation.

(6) Includes 3,500 shares issuable upon the exercise of vested stock options.

(7) The beneficial ownership of these shares is also attributed to Michael Lauer. See Footnote No. 8.

(8) Includes direct ownership of 40,000 shares and investment control of 1,460,000 shares through Mr. Lauer's role as Managing Member of Lancer Management Group LLC which is the Manager of Lancer Offshore, Inc. (820,000 shares) and Lancer Voyager Fund (170,000 shares), and Lancer Management Group, II, which is the Manager of Lancer Partners, L.P. (470,000 shares). Mr. Lauer acts as Investment Manager of each of these funds.

(9) Does not include Mark H. Weiss, a nominee for director who is not currently serving as a director.

(*)     Less than 1%.
-----------------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT ARRANGEMENTS

         The Company has employment agreements with Messrs. Leadbeater, Olson and Iorillo. The terms of Mr. Iorillo's agreement include the grant of options to purchase 100,000 shares of Common Stock which have vested. The Company also has an employment letter of understanding with Mr. Carter, the terms of which include the grant of options to purchase 510,000 shares of Common Stock. Of these options granted to Mr. Carter, 360,000 have not vested. See "EXECUTIVE COMPENSATION-EMPLOYMENT ARRANGEMENTS."

RESTRUCTURE OF CONSIDERATION PAID IN THE MERGER WITH OSAGE COMPUTER GROUP, INC.

         On June 12, 1998, the Company issued New Options to purchase 1.6 million shares of its Common Stock to the former shareholders of Osage Computer Group, Inc. in exchange for the surrender by such shareholders of the 800,000 Merger Options and the waiver by such shareholders of all rights to upward adjustment with respect to 900,000 shares of Common Stock originally received on December 22, 1997, in conjunction with the Company's acquisition of Osage Computer Group, Inc. Mr. Leadbeater and Mr. Olson each received 664,000 New Options in exchange for the surrender of 332,000 Merger Options.

         The New Options are subject to an exercise price of $4.50 per share and expire on December 19, 2003. They replace the Merger Options which had an exercise price of $3.00 per share (or lower based upon the average of the closing bid and ask prices of the shares for the 15 trading days prior to the date any segment of the Merger Options vest) and also expired on December 19, 2003. The Merger Options, however, only vested once the Company's earnings achieved certain agreed upon levels, and were contingent upon the holder's continued employment with the Company.

         The New Options were granted to replace the Merger Options in order, among other things, to avoid the potential compensation expense associated with vesting of the Merger Options when and if the Company achieved its earning targets in the future.

         As a result of the Company's issuance of the New Options and the adoption of a classified board of directors in June 1998, the former shareholders of Osage Computer Group, Inc. further agreed to convert all of their shares of Series B $3.00 Convertible Preferred Stock received in conjunction with the Company's acquisition of Osage Computer Group, Inc. Holders of the Series B Shares had been entitled to certain voting rights with respect to the election of directors. All of the Series B Shares have been converted.

OPTIONS GRANTED TO MANAGEMENT

         During December 1997, the Company granted options to purchase 19,057 shares of its Common Stock to each of Jack Leadbeater and David Olson. The options permit the purchase of additional shares of Common Stock at $3.00 per share through December 19, 2000.

         Effective with his employment by the Company, as of June 10, 1998, the Company granted Phil Carter options to purchase 510,000 shares of the Company's Common Stock through June 10, 2003 at an exercise price of $4.50 per share. The options vest periodically provided Mr. Carter remains employed by the Company through December 31, 2000.

         In conjunction with his employment by the Company, during February 1998, the Company granted John Iorillo options to purchase 100,000 shares of the Company's Common Stock through June 10, 2003 at an exercise price of $5.00. On June 10, 1998, the Company agreed to amend these options to: (i) eliminate delayed vesting provisions; and (ii) reduce the exercise price of these options to $4.50 per share, and at the same time, granted Mr. Iorillo additional options to purchase 50,000 shares of the Company's Common Stock through December 19, 2003 at an exercise price of $4.50 per share.

         On December 4, 1998, the Company entered into an Investment Banking Agreement with American Maple Leaf Financial Corp. ("AMLF") for financial advisory and acquisition services. Andrew Panzo, a director of the Company, is also the Managing Director of AMLF. In consideration for such services, the Company granted AMLF a warrant to purchase 50,000 shares of common stock at an exercise price of $4.75 per share. 25,000 of the warrants vested on December 4, 1998, and 25,000 warrants vested on March 4, 1999. The warrants expire on December 4, 2000. Pursuant to the terms of the Investment Banking Agreement, the Company further agreed to pay AMLF a monthly fee and additional compensation in the form of cash or warrants in the event that the Company consummates certain financing transactions or acquisitions with third parties introduced to it by AMLF. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

LOAN TO COMPANY TO COMPLETE ACQUISITION

         The systems integration business of IntraNet Solutions, Inc. ("IntraNet") was acquired by the Company on October 15, 1998 for a purchase price of $1,535,000. $740,000 of the purchase price was paid in cash at the closing; the balance was reflected by a promissory note due within ninety (90) days (the "IntraNet Note"). In order to facilitate the IntraNet acquisition, Jack Leadbeater and David Olson: (i) pledged certain of their personal stock holdings in order to guarantee the IntraNet Note, and
(ii) together with John Iorillo, loaned $740,000 to the Company (the "Shareholder Loan") to satisfy the cash component of the purchase price. Together with a commitment fee of $183,000, the principal of the Shareholder Loan of $923,000 is payable, together with interest at the rate of ten (10%) percent per annum, at the earlier of: (i) a six month period commencing January 15, 1999; or (ii) out of the proceeds of any earlier financing transaction completed by the Company. Through the date of this Report, $609,710.80 of the Shareholder Loan had been repaid by the Company. In connection with the transactions, the Board of Directors concluded that the terms of the Shareholder Loan were more favorable to the Company than other financing proposals received at the time.

CHANGE IN CONTROL ARRANGEMENTS

         The Company entered into Termination Benefits Agreements with each of Messrs. Leadbeater and Olson effective June 12, 1998, and with Mr. Iorillo effective December, 1998, pursuant to which they are entitled to certain benefits if, after the occurrence of a Change in Control of the Company (as such term is defined therein), the Company terminates their employment other than for cause or Messrs. Leadbeater, Olson or Iorillo, as the case may be, voluntarily terminates his employment for "good reason" (including, among other things, a reduction in salary, material reduction in benefits, or a change in title, reporting responsibilities or office location requiring relocation). Corresponding amendments were made to the Employment Agreements of Messrs. Leadbeater, Olson and Iorillo.

                           VOTE REQUIRED FOR APPROVAL
VOTING PROCEDURES

         A plurality of the votes cast by the shares present in person or by proxy is required to elect a nominee as a director.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                   THE TWO NOMINEES TO THE BOARD OF DIRECTORS

                                   PROPOSAL 2
          AMENDMENT TO THE AMENDED AND RESTATED 1993 STOCK OPTION PLAN
            TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
                 PURSUANT TO GRANTS FROM 2,000,000 TO 5,000,000

         The stockholders of the Company are being asked to vote on a proposal to amend the Amended and Restated 1993 Stock Option Plan (the "1993 Option Plan") to increase the number of shares of the Common Stock issuable thereunder by 3,000,000 shares to 5,000,000 shares. The Board of Directors believes that the share increase is necessary in order to ensure that the Company will continue to have the ability in the future to attract and retain the services of highly qualified officers and other employees by providing them with adequate equity incentives in the form of stock option grants. As of April 21, 1999, 1,006,632 shares were available for future issuance under the 1993 Option Plan.

         The terms and provisions of the 1993 Option Plan, as proposed to be amended, are described more fully below. The description, however, is not intended to be a complete summary of all the terms of the 1993 Option Plan.

         Because executive officers (who may also be members of the Board) are eligible to receive awards under the 1993 Option Plan, each of them has a personal interest in the approval of these amendments.

         PURPOSE OF THE 1993 OPTION PLAN

         The Board believes that it is in the best interests of the Company to maintain an equity incentive program which will provide a meaningful opportunity for officers, employees and directors who are also full-time employees to acquire a substantial proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the shareholders.

         ADMINISTRATION OF THE 1993 OPTION PLAN

         The 1993 Option Plan is administered by a committee of the Board of Directors or the full Board of Directors (in either case, the "Plan Administrator"). The Plan Administrator shall construe and interpret the 1993 Option Plan and establish such rules as it deems necessary for the proper administration of the 1993 Option Plan. The Plan Administrator has authority (subject to full Board review) to determine which eligible individuals are to receive option grants, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, and the price of the option.

         ELIGIBILITY

         Under the 1993 Option Plan, all full-time employees of the Company or its subsidiaries, including those who are officers and directors, non-employee directors and consultants are eligible to receive options pursuant to the 1993 Option Plan, if selected.

         TYPE OF OPTIONS, PRICE AND EXERCISABILITY

         Nonqualified and incentive stock options may be granted under the 1993 Option Plan. The term of options granted under the 1993 Option Plan will be fixed by the Plan Administrator provided, however, that the maximum option term may not exceed ten (10) years from the grant date and the exercise price per share may not be less than the fair market value per share of the Common Stock on the grant date. The exercise price may be paid in cash or in shares of Common Stock; provided however that shares of Common Stock used to pay the exercise price must have been owned by the participant for a six-month period prior to the exercise date or such longer period as determined by the Plan Administrator. No optionee is to have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance; and during the optionee's lifetime, the option may be exercised only by such optionee.

         TERMINATION OF EMPLOYMENT

         If the employee to whom an option is granted shall cease to be employed by the Company or its subsidiaries for any reason, other than death, then within 30 days next succeeding such termination of employment, but in any event not later than the expiration date of the option, the option holder may exercise the option rights granted to the option holder under the option, but only to the extent that the option holder was entitled to exercise the same on the date of such termination of employment. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, extend the post-termination exercise period to a date not later than the original expiration date of such option.

         If the employee to whom an option is granted shall cease to be employed by the Company or its subsidiaries by reason of death, then within the six (6) months next succeeding such option holder's death, but in any event not later than the expiration date of the option, the option holder's executor, administrator, or any person or persons to whom the option holder's rights under the option shall pass by testamentary transfer, bequest or by the operation of the laws of descent and distribution, may exercise the option rights granted to the option holder under the option, but only to the extent that the option holder was entitled to exercise the same on the date of such option holder's death. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, extend the post-death exercise period to a date not later than the original expiration date of such option.

         AMENDMENT AND TERMINATION

         The Board of Directors may modify, amend, or terminate the 1993 Option Plan at any time except that, to the extent then required by applicable law, rule, or regulation, approval of the holders of a majority of the Common Stock represented in person or by proxy at a meeting of the shareholders will be required to increase the maximum number of shares of Common Stock available for grant under the 1993 Option Plan (other than increases due to adjustments in accordance with the 1993 Option Plan). No modification, amendment, or termination of the 1993 Option Plan shall adversely affect the rights of a participant under a grant previously made to him without the consent of such participant.

         ADJUSTMENTS

         In the event of a stock dividend, stock split or other change affecting the shares or share price of Common Stock, such proportionate adjustments, if any, as the Board of Directors deems appropriate, will be made with respect to:
(i) the aggregate number of shares of Common Stock that may be issued under the 1993

Option Plan, (ii) each outstanding award made under the 1993 Option Plan and
(iii) the exercise price per share for any outstanding stock option awards under the 1993 Option Plan.

         NEW PLAN BENEFITS AND CLOSING QUOTATION

         Because the grant of awards under the 1993 Option Plan are at the discretion of the Plan Administrator, it is not possible to indicate what awards will be made to eligible participants.

         As of April 20, 1999 the closing price of the Company's Common Stock as reported on the American Stock Exchange was $6.625 per share.

         FEDERAL INCOME TAX CONSEQUENCES

         (a) Nonqualified Options. Under the current applicable provisions of the Internal Revenue Code, no tax will be payable by the recipient of an option at the time of grant. Upon exercise of a nonqualified option, the excess, if any, of the fair market value of the shares with respect to which the option is exercised over the total option exercise price of such shares will be treated for Federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of any shares actually received will be treated as capital gain or loss. The Company will be entitled to deduct the amount, if any, by which the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price.

         (b) Incentive Stock Options. With respect to an incentive stock option, generally, no taxable gain or loss will be recognized when the option is granted or exercised. Incentive stock options exercised more than three months after termination of employment will be taxed in the same manner as nonqualified options described above. Generally, upon exercise of an incentive stock option, the spread between the fair market value and the exercise price will be an item of tax preference for the purposes of the alternative minimum tax.

         If the shares acquired upon the exercise of an incentive stock option are held for at least one year, any gain or loss realized upon their sale will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction. If the shares are not held for the one-year period, ordinary income will be recognized in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date the option is exercised. The Company will be entitled to a deduction equal to the amount of ordinary income so recognized. If the shares are not held for the one year-period and the amount realized upon sale is less than the exercise price, such difference will be a capital loss.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy is required for the approval of the amendment to the 1993 Option Plan. If the shareholders do not approve the proposal, then the 1993 Option Plan will continue in effect in accordance with its existing provisions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO
                           AMEND THE 1993 OPTION PLAN

                                   PROPOSAL 3
                  APPROVAL OF 1999 EMPLOYEE STOCK PURCHASE PLAN

                  The stockholders of the Company are being asked to vote on a proposal to approve the 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan") that was adopted by the Board of Directors on January 1, 1999. The Stock Purchase Plan is intended to satisfy the requirements of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company has authorized 1,000,000 shares of Common Stock for purchase under the Stock Purchase Plan. The term of the Stock Purchase Plan is twenty (20) years unless sooner terminated by the Board of Directors.

         Under the Stock Purchase Plan, employees of the Company and its subsidiaries who are eligible and elect to participate are granted options to purchase Common Stock at a discount from the fair market value of such stock. Participation in the Stock Purchase Plan is voluntary. The terms and provisions of the proposed Stock Purchase Plan are described more fully below. The description, however, is not intended to be a complete summary of all the terms of the Stock Purchase Plan.

         Because executive officers (who may also be members of the Board) are eligible to receive awards under the Stock Purchase Plan, each of them has a personal interest in the approval of these amendments.

         PURPOSE OF THE STOCK PURCHASE PLAN

         The Board believes that it is in the best interests of the Company to maintain an equity incentive program which will provide a meaningful opportunity for officers, employees and directors who are also part- or full-time employees to acquire a proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the shareholders.

         IMPLEMENTATION AND ADMINISTRATION OF THE STOCK PURCHASE PLAN

         The Stock Purchase Plan shall be implemented by a series of offering periods of three (3) consecutive calendar months each. The offering periods shall commence on January 1, April 1, July 1 and October 1 of each year, or such other time as determined by the Board of Directors. The Board has the discretion to change the duration and/or frequency of the offering periods without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

         The Stock Purchase Plan is administered by a committee of the Board of Directors or the full Board of Directors (in either case, the "Plan Administrator"). The Plan Administrator shall construe and interpret the Stock Purchase Plan and establish such rules as it deems necessary for the proper administration of the Stock Purchase Plan.

         ELIGIBILITY

         Under the Stock Purchase Plan, persons, including officers and directors, who are customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or any of the Company's subsidiaries designated by the Board of Directors ("Eligible Employees"), are eligible to purchase shares of Common Stock pursuant to the Stock Purchase Plan provided he or she is not, as of the day preceding the first day of any offering period under the Stock Purchase Plan deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the combined voting power or value of all classes of stock of the Company. Those persons who are Eligible Employees as of January 1, 1999 shall be eligible to participate as of the initial offering period under the Stock Purchase Plan. Thereafter, any person who has been continuously employed for three (3) months as of the first business day of a given offering period shall be eligible to participate in such offering period, subject to the limitations set forth in the Stock Purchase Plan.

         TERMS OF PURCHASE; PRICE

         The Stock Purchase Plan permits Eligible Employees to purchase shares of Common Stock, subject to limitations provided by Section 423(b) of the Code, through accumulated payroll deductions. Each participating employee may purchase an amount up to 10% of the participant's compensation, provided that purchases by any single employee may not exceed $25,000 in fair market value in any given year. Purchases under the Stock Purchase Plan may be made four times per year at a price equal to the lesser of (i) 85% of the closing price of the Company's Common Stock reported on the American Stock Exchange on the first business day of the offering period and (ii) 85% of the closing price of the Company's Common Stock reported on the American Stock Exchange on the last business day of the offering period.

         Under the Stock Purchase Plan, an option to purchase shares of Common Stock will be granted to each Eligible Employee as of the first day of each offering period. The payroll deduction authorized by the Eligible Employee will be credited to an individual account maintained for him or her under the Stock Purchase Plan. Unless withdrawn earlier, the funds held for each Eligible Employee will automatically be applied on the last day of each offering period to purchase shares of Common Stock for each Eligible Employee in accordance with the Stock Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Options issued under the Stock Purchase Plan are intended to be options issued pursuant to an "Employee Stock Purchase Plan" within the meaning of
Section 423 of the Code. Accordingly, upon the automatic exercise of an option, if an Eligible Employee holds the shares for the applicable holding period, and remains an employee at all times during the period beginning with the date the option is granted and ending three months before the date it is exercised, he or she will be entitled for federal income tax purposes to special tax treatment. Under such circumstances, any gain realized upon disposition of the shares will be treated as ordinary income to the extent of the lesser of (i) 15% of the fair market value of the shares on the date the option was granted, or (ii) the amount by which the fair market value of the shares on the date of disposition exceeded the option price. Any further gain will be treated as long-term capital gain. The applicable holding period is the longer of (i) two years after the date the option is granted, or (ii) one year after the date the shares are issued. The Company will not be entitled to any tax deduction for federal income tax purposes with respect to shares so acquired and disposed of by an Eligible Employee.

         Notwithstanding the foregoing, unless an Eligible Employee holds the stock for more than two years after the option is granted and one year after the stock is issued, he or she will not be entitled to long-term capital gain treatment for federal income tax purposes on any increase in fair market value of the Common Stock between the date the option was granted and the date the option was exercised and sold. If the Eligible Employee disposes of the stock within such one-year period or such two-year period, any excess of the fair market value on the date of exercise over the option price is taxable as ordinary income to him or her and is deductible by the Company for federal income tax purposes.

         WITHDRAWAL; TERMINATION OF EMPLOYMENT

         A participant may withdraw all but not less than all of the contributions credited to his account under the Stock Purchase Plan at any time prior to the last business day of the offering period by giving written notice to the Company, and no further contributions for the purchase of shares of Common Stock may be made by that participant during such offering period. No interest shall accrue on the contributions in the participants' accounts.

         If a participant loses his status as an Eligible Employee for any reason (including retirement or death), other than a leave of absence agreed to in writing by the Company which shall not exceed 90 days or where reemployment upon the expiration of such leave is guaranteed by contract or law, then the contributions credited to his account under the Stock Purchase Plan shall be returned to him or, in the case of death, his estate.

         In the event that an Eligible Employee fails to continuously work for at least twenty (20) hours per week during a given offering period, he will be deemed to have withdrawn from the Stock Purchase Plan and the contributions credited to his account will be returned to him and his options terminated.

         A participant's withdrawal from an offering will not preclude him from being eligible to participate in any future offerings under the Stock Purchase Plan.

         AMENDMENT AND TERMINATION

         The Board of Directors may modify, amend, or terminate the Stock Purchase Plan at any time except that, to the extent then required by applicable law, rule, or regulation, approval of the holders of a majority of the Common Stock represented in person or by proxy at a meeting of the shareholders will be required to modify, amend or terminate the Stock Purchase Plan. No modification, amendment, or termination of the Stock Purchase Plan shall adversely affect the rights of a participant holding options to purchase shares of Common Stock previously granted to him without the consent of such participant.

         ADJUSTMENTS

         In the event of a stock dividend, stock split or other change affecting the shares or share price of Common Stock, such proportionate adjustments, if any, as the Board of Directors deems appropriate, will be made with respect to:
(i) the aggregate number of shares of Common Stock that may be issued under the Stock Purchase Plan, (ii) each outstanding option to purchase shares of Common Stock made under the Stock Purchase Plan and (iii) the exercise price per share for any outstanding option under the Stock Purchase Plan.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy is required for the approval of the Stock Purchase Plan. If the stockholders do not approve the proposal, then the Stock Purchase Plan shall be void and of no further effect.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO
                 APPROVE THE 1999 EMPLOYEE STOCK PURCHASE PLAN

                                   PROPOSAL 4
               RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS

         Deloitte & Touche LLP has audited the Company's financial statements for the year ended December 31, 1998. The Board of Directors has selected Deloitte & Touche LLP to serve as the independent auditors for the Company for the fiscal year ending December 31, 1999. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting to make a statement, if they so desire, and to be available to respond to appropriate questions.

         The Board of Directors shall consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of Deloitte & Touche LLP as the Company's independent auditors.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy is required for ratification of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
        DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
                              THE 1999 FISCAL YEAR


                                  OTHER MATTERS

         The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent (10%) of a class of the Company's equity securities registered under the Exchange Act to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten percent (10%) stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of copies of forms filed pursuant to Section 16(a) of the Exchange Act, and written representations from certain reporting persons, the Company believes that all
Section 16(a) filing requirements during the fiscal year ended December 31, 1998 applicable to the Company's officers, directors and ten percent (10%) stockholders were complied with in a timely fashion them, except for certain reports, which include: (i) Forms 3 and 4 for Mr. Iorillo; (ii) a Form 4 for each of Messrs. Leadbeater, Olson, Iorillo and Glynn; and (iii) a Form 3 for each of Messrs. Carter and Knight.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         The Company currently intends to hold its 2000 Annual Meeting of Stockholders in June 2000 and to mail proxy statements relating to such meeting in April 2000. In order for proposals of stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the Company's 2000 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 28, 1999 and must otherwise be in compliance with all applicable laws and regulations.



                                       By Order of the Board of Directors


                                      /s/ Jack R. Leadbeater
                                      -------------------------------------
                                      Jack R. Leadbeater
                                      Chairman of the Board and
                                      Chief Executive Officer

Dated:  April 28, 1999

                           OSAGE SYSTEMS GROUP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jack R. Leadbeater and David Olson and each of them proxies with power to appoint a substitute and hereby authorizes either of them to represent and to vote all shares of Common Stock of Osage Systems Group, Inc. held of record by the undersigned on April 19, 1999 at the Annual Meeting of Stockholders of Osage Systems Group, Inc. to be held on June 9, 1999 and at any adjournment(s) or postponement(s) thereof, and to vote as directed on the reverse side of this form and, in their discretion, upon such other matters not specified as may come before said meeting.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

    THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD

                                SEE REVERSE SIDE

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE AMENDMENT TO THE AMENDED AND RESTATED 1993 STOCK OPTION PLAN, FOR THE APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN AND FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR OSAGE SYSTEMS GROUP, INC. FOR THE 1999 FISCAL YEAR.
--------------------------------------------------------------------------------

 1.  Proposal 1
     Election of Directors                           FOR      WITHHELD
     George Knight                                   [ ]        [ ]
     Mark H. Weiss                                   [ ]        [ ]
 2.  Proposal 2
     Amendment to the Company's Amended and          FOR      AGAINST
     Restated 1993 Stock Option Plan to              [ ]        [ ]
     Increase the Number of Shares Available
     for Issuance Pursuant to Grants from
     2,000,000 to 5,000,000
 3.  Proposal 3
     Approval of the adoption of the 1999            FOR      AGAINST
     Employee Stock Purchase Plan                    [ ]        [ ]
 4.  Proposal 4
     Ratification of the appointment of              FOR      AGAINST
     Deloitte & Touche LLP as Independent            [ ]        [ ]
     Auditors for the Company.

                                            PLEASE SIGN, DATE AND RETURN YOUR
                                            PROXY PROMPTLY IN THE ENCLOSED
                                            ENVELOPE. NO POSTAGE REQUIRED IF
                                            MAILED IN THE UNITED STATES.

                                            NOTE: Please sign name(s) exactly as
                                            printed hereon. Joint owners should
                                            each sign. When signing as attorney,
                                            executor, administrator, trustee or
                                            guardian, please give full title as
                                            such.

                                            SIGNATURE(S)
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------ ,1999
                                                          DATE